Exhibit 3.10

Electronically Filed

5/22/2018 10:56 AM

Steven D. Grierson

CLERK OF THE COURT

NOTC

PETER L. CHASEY, ESQ.

Nevada Bar No. 007650

CHASEY LAW OFFICES

3295 N. Fort Apache Road, Suite 110

Las Vegas, Nevada 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

email: peter@chaseylaw.com

Attorney for Petitioner

SMALL CAP COMPLIANCE, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

	)	CASE NO.:	A-18-772913-P
In the Matter of	)	DEPT NO.;	XXX
)
FUHUIYUAN INTERNATIONAL HOLDINGS LIMITED, a Nevada Corporation,	) )
)
__________________________________________________	)

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 22nd day of May, 2018, the attached Order Appointing Custodian was entered in the above-captioned case.

Dated this 22nd day of May, 2018.

CHASEY LAW OFFICES

/s/ Peter L. Chasey, Esq.

Peter L. Chasey, Esq.

Nevada Bar No. 007650

3295 N. Fort Apache Rd., Ste. 110

Las Vegas, NV 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

Email: peter@chaseylaw.com

Attorney for Petitioner

SMALL CAP COMPLIANCE, LLC

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CERTIFICATE OF SERVICE

I hereby certify that on the 22nd day of May, 2018, I served a true and complete copy of the foregoing NOTICE OF ENTRY OF ORDER by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Fuhuiyuan International Holdings Limited c/o National Registered Agents Inc. of NV 701 S. Carson Street, Suite 200 Carson City, NV 89701	Fuhuiyuan International Holdings Limited No. 1, Yinchuanxi Road Qingdao, Shandong China 266071

Fuhuiyuan International Holdings Limited 15615 102 Avenue, 204 Edmonton, Alberta T5P 4X7 Canada	VStock Transfer, LLC 18 Lafayette Place Woodmere, NY 11598

Fuhuiyuan International Holdings Limited Unit D, 30/F, Tower 2, Metro City, Phase 2 Tseung Kwan 0, Hong Kong China 100022

/s/Shannon Permosky
AN EMPLOYEE OF CHASEY LAW OFFICES

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Electronically Filed

5/22/2018 9:55 AM

Steven D. Grierson

CLERK OF THE COURT

ORDR

PETER L. CHASEY, ESQ.

Nevada Bar No. 007650

CHASEY LAW OFFICES

3295 N. Fort Apache Road, Suite 110

Las Vegas, Nevada 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

email: peter@chaseylaw.com

Attorney for Petitioner

SMALL CAP COMPLIANCE, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

	)	CASE NO.:	A-18-772913-P
In the Matter of	)	DEPT NO.;	XXX
)
FUHUIYUAN INTERNATIONAL HOLDINGS LIMITED, a Nevada Corporation,	) )	ORDER APPOINTING CUSODIIAN [NRS 78.347(1)(B)]
)
__________________________________________________	)

THE COURT, having considered Petitioner, SMALL CAP COMPLIANCE, LLC's Application for Appointment of Custodian for FUHUIYUAN INTERNATIONAL HOLDINGS LIMITED, proper notice having been given to the officers and directors of FUHUIYUAN INTERNATIONAL HOLDINGS LIMITED pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1.       Petitioner SMALL CAP COMPLIANCE, LLC is hereby appointed custodian of FUHUIYUAN INTERNATIONAL HOLDINGS LIMITED.

2.       SMALL CAP COMPLIANCE, LLC is hereby authorized to take all reasonable and prudent actions on behalf of FUHUIYUAN INTERNATIONAL HOLDINGS LIMITED including but not limited to appointing interim officers and directors, negotiating and compromising debt, executing contracts and other agreements, initiating litigation in the name of FUHUIYUAN INTERNATIONAL HOLDINGS LIMITED authorizing and issuing new shares of stock, and authorizing new classes of stock.

3.       SMALL CAP COMPLIANCE, LLC shall reinstate FUHUIYUAN INTERNATIONAL HOLDINGS LIMITED with the Nevada Secretary of State.

4.       SMALL CAP COMPLIANCE, LLC shall provide reasonable notice to all shareholders of record of a Special Meeting of the stockholders to be held within a reasonable time after this Order is entered.

5.       SMALL CAP COMPLIANCE, LLC shall file an amendment to the Articles of Incorporation for FUHUIYUAN INTERNATIONAL HOLDINGS LIMITED with the Nevada Secretary of State containing the following disclosures and statements:

(a)	Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning SMALL CAP COMPLIANCE, LLC, or its affiliates or subsidiaries.

(b)	A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that FUHUIYUAN INTERNATIONAL HOLDINGS LIMITED comply with Chapter 78 of the Nevada Revised Statutes.

(c)	A statement that as Custodian, SMALL CAP COMPLIANCE, LLC, is authorized to continue the business of FUHUIYUAN INTERNATIONAL HOLDINGS LIMITED for the benefit of the corporation and its shareholders.

(d)	A statement that SMALL CAP COMPLIANCE, LLC will reinstate FUHUIYUAN INTERNATIONAL HOLDINGS LIMITED's charter to do business in the State of Nevada.

(e)	Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

6. SMALL CAP COMPLIANCE, LLC, as custodian of FUHUIYUAN INTERNATIONAL HOLDINGS LIMITED shall submit a report to this Court of the actions taken by the custodian every three (3) months while the custodianship remains active.

IT IS SO ORDERED.

Dated this 22nd day of May, 2018.

/s/ Jerry A. Wiese
DISTRICT COURT JUDGE

Respectfully Submitted by:

CHASEY LAW OFFICES

/s/ Peter L. Chasey

Peter L. Chasey, Esq.

Nevada Bar No. 007650

3295 N. Fort Apache Rd., Ste. 110

Las Vegas, NV 89129

(702) 233-0393

Attorney for Petitioner

SMALL CAP COMPLIANCE, LLC

3